                                                                 Exhibit T3A-53.

                                    DELAWARE

                                                         PAGE 1

                                 THE FIRST STATE

         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS FILED FROM AND INCLUDING THE RESTATED CERTIFICATE OF "COVANTA PROJECTS, INC." AS RECEIVED AND FILED IN THIS OFFICE.

         THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

         RESTATED CERTIFICATE, FILED THE TWENTY- THIRD DAY OF JUNE, A.D. 1989, AT 10 O'CLOCK A.M.

         CERTIFICATE OF OWNERSHIP, FILED THE FIRST DAY OF FEBRUARY, A.D. 1990, AT 10 O'CLOCK A.M.

         CERTIFICATE OF RETIREMENT, FILED THE SECOND DAY OF MARCH, A.D. 1990, AT 4 O'CLOCK P.M.

         CERTIFICATE OF RETIREMENT, FILED THE TWENTY-SIXTH DAY OF APRIL, A.D. 1990, AT 11:30 O'CLOCK A.M.

         CERTIFICATE OF AMENDMENT, FILED THE TWENTY-NINTH DAY OF DECEMBER, A.D. 1994, AT 10:30 O'CLOCK A.M.

         CERTIFICATE OF MERGER, FILED THE TWENTY-NINTH DAY OF DECEMBER, A.D. 1994, AT 1:15 O'CLOCK P.M.

         CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE SIXTH DAY OF FEBRUARY, A.D. 1996, AT 9 O'CLOCK A.M.

                                       1
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                                                                 Exhibit T3A-53.

                                    DELAWARE

                                                           PAGE 2

                                 THE FIRST STATE

         CERTIFICATE OF OWNERSHIP, FILED THE NINETEENTH DAY OF AUGUST, A.D. 1996, AT 9 O'CLOCK A.M.

         CERTIFICATE OF OWNERSHIP, FILED THE NINETEENTH DAY OF AUGUST, A.D. 1996, AT 9:01 O'CLOCK A.M.

         CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-SIXTH DAY OF AUGUST, A.D. 1996, AT 9 O'CLOCK A.M.

         CERTIFICATE OF OWNERSHIP, FILED THE FIFTEENTH DAY OF OCTOBER, A.D. 1996, AT 9 O'CLOCK A.M.

         CERTIFICATE OF OWNERSHIP, FILED THE FIFTEENTH DAY OF MARCH, A.D. 1999, AT 9 O'CLOCK A.M.

         CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "OGDEN PROJECTS, INC." TO "COVANTA PROJECTS, INC.", FILED THE FOURTEENTH DAY OF MARCH, A.D. 2001, AT 9 O'CLOCK A.M.

         CERTIFICATE OF OWNERSHIP, FILED THE EIGHTH DAY OF JUNE, A. D. 2001, AT 9 O'CLOCK A.M.

                                       /s/ Harriet Smith Windsor
                                       -------------------------
                                       Harriet Smith Windsor, Secretary of State

                                       AUTHENTICATION: 2955547

                                       DATE: 02-26-04

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                                                                 Exhibit T3A-53.

                                 THIRD RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                              OGDEN PROJECTS, INC.

                         Pursuant to Section 245 of the
                General Corporation Law of the State of Delaware

                  The undersigned Vice President and Assistant Secretary of Ogden Projects, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certify as follows:

                  1. The Corporation's name is Ogden Projects, Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State of Delaware is May 4, 1984.

                  2. This Third Restated Certificate of Incorporation amends the Second Restated Certificate of Incorporation of the corporation by
(a) specifically prohibiting cumulative voting in the election of directors, (b) providing for a classified board of directors, (c) providing that no action be taken by stockholders except at an annual or special meeting of stockholders,
(d) revising the circumstances under which a director may be personally liable to the Corporation, and (e) eliminating the provision relating to indemnification of directors, and it restates and integrates into a single instrument all of the provisions thereof as so amended. This Third Restated Certificate of Incorporation was proposed by the Board of Directors and adopted by the sole stockholder of the

                                       3
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                                                                 Exhibit T3A-53.

Corporation in the manner and by the vote prescribed by Section 242 of the General Corporation Law of the State of Delaware and is as follows:

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                                                                 Exhibit T3A-53.

                                 THIRD RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                              OGDEN PROJECTS, INC.

                         Pursuant to Section 245 of the
                General Corporation Law of the State of Delaware

                  SECTION 1. The name of the Corporation is OGDEN PROJECTS, INC.

                  SECTION 2. The registered office of the Corporation in the State of Delaware is located at 1209 Orange Street, City of Wilmington, County of New Castle. The name of the registered agent at that address is The Corporation Trust Company.

                  SECTION 3. The nature of the business and the objects and purposes proposed to be transacted, promoted or carried on by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                  SECTION 4. (a) The total number of shares of capital stock that may be issued by the Corporation is 41,000,000 of which 1,000,000 shares of the par value of $1.00 each shall be Preferred Stock (hereinafter referred to as "Preferred Stock") and 40,000,000 shares of the par value of $.50 each shall be Common Stock (the "Common Stock"). Shares of the stock of any class of the Corporation may be issued from time to time for such legally sufficient consideration as may be fixed from time to time by the Board of Directors.

                  (b) No holder of any stock of any class of the Corporation shall, in the capacity of such holder, have any right to purchase or subscribe for any other shares of the capital stock of any class of the Corporation which it may issue or sell, whether or not such stock is convertible into or exchangeable for any stock of the Corporation of any other class, and whether out of the number of shares authorized by the Certificate of Incorporation of the Corporation as originally filed, or by any amendment thereof, or out of shares of the capital stock of any class of the Corporation acquired by it after the issue thereof, nor shall any holder of any such stock of any class, in the capacity of such holder, have any right to purchase or subscribe for any other obligation which the

Corporation may issue or sell that shall be convertible into, or exchangeable for, any shares of the capital stock of any class of the Corporation or to which shall be attached or appertain any warrant or warrants or any instrument or instruments that shall confer upon the owner of such obligation, warrant or instrument the right to subscribe for, or to purchase from the Corporation, any shares of its capital stock of any class.

                  A description of the different classes of stock of the Corporation and a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of said stock are as follows:

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                                                                 Exhibit T3A-53.

PART I   Provisions Applicable to
         All Series of Preferred Stock.

                  1.01. (a) The Preferred Stock may be issued from time to time in one or more series. The terms of each series shall be as specified in this Part I and in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series, which resolution or resolutions the Board of Directors is hereby expressly authorized to adopt. Such resolution or resolutions with respect to a series shall specify: (1) the number of shares to constitute such series and the distinctive designation thereof; (2) the annual dividend rate on the shares of such series, whether or not dividends shall be cumulative, and the date or dates from which dividends shall accrue;
(3) the time or times and price or prices of redemption, if any, of the Shares of such series; (4) the terms and conditions of a retirement or sinking fund, if any, for the purchase or redemption of the shares of such series; (5) the amount which shares of such series shall be entitled to receive in the event of any liquidation, dissolution or winding up of the Corporation; (6) the terms and conditions, if any, on which shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, or other series of the same class, of the Corporation; (7) the voting rights, if any, of shares of such series in addition to those granted by Paragraph 1.05 of this Section 4;
(8) the status as to reissuance or sale of shares of such series redeemed, purchased or otherwise reacquired, or surrendered to the Corporation on conversion or exchange; (9) the conditions and restrictions, if any, on the payment of dividends or on the making of other distributions on, or the purchase, redemption or other acquisition by the Corporation or any subsidiary, of the Common Stock or of any other class of stock of the Corporation ranking junior to the shares of such series as to dividends or upon liquidation; (10) the conditions and restrictions, if any, on the creation of indebtedness of the Corporation, or any subsidiary, or on the issue of any additional stock ranking on a parity with or prior to the shares of such series as to dividends or upon liquidation; and (11) such other preferences, rights, restrictions and qualifications as shall not be inconsistent herewith.

                  (b) All shares of the Preferred Stock shall rank equally and be identical in all respects regardless of series, except as to terms which may be specified by the Board of Directors pursuant to the foregoing provisions of this Paragraph 1.01. All shares of any one series of the Preferred Stock shall

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                                                                 Exhibit T3A-53.

be of equal rank and identical in all respects, except that if shares of any one series are issued at different times, the subsequently issued shares need not be entitled to receive dividends previously paid on the outstanding shares of such series.

                  1.02. The holders of the Preferred Stock shall be entitled to receive out of the net profits or net assets of the Corporation available for dividends, when and as declared by the Board of Directors, cash dividends at the annual rate specified for each particular series, and no more, payable quarterly from and on the date or dates specified for each such series, before any dividends shall be declared and paid upon or set apart for the Common Stock. If dividends on the Preferred Stock of any series are not paid in full when payable or declared in full and sums set apart for the payment thereof, then no dividends shall be declared and paid on any Preferred Stock unless declared and paid ratably on all shares of each series of the Preferred Stock then outstanding, including dividends accrued or in arrears, if any, in proportion to the respective amounts that would be payable per share if all such dividends were declared and paid in full.

                  1.03. (a) The Preferred Stock shall be preferred over the Common Stock as to assets, and in the event of any liquidation or dissolution or winding up of the Corporation (whether voluntary or involuntary), the holders of the Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, the amount specified for each particular series, together with all dividends (whether or not earned) accrued or in arrears, for every share of their holdings of Preferred Stock before any distribution of the assets shall be made to the holders of the Common Stock, and shall be entitled to the holders of the Common Stock, and shall be entitled to no other or further distribution. If upon any liquidation, dissolution or winding up of the Corporation, the assets distributable among the holders of Preferred Stock shall be insufficient to permit the payment in full to the holders of the Preferred Stock of all preferential amounts payable to all such holders, then the entire assets of the Corporation thus distributable shall be distributed ratably among the holders of the Preferred Stock in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full.

                                                                 Exhibit T3A-53.

                  (b) For purposes of this Paragraph 1.03, neither the consolidation nor merger of the Corporation with or into any other corporation, nor any sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Paragraph 1.03, unless the Board of Directors of the Corporation elects to treat such transaction as a liquidation, dissolution or winding up of the Corporation.

                  1.04. The whole or any part of the Preferred Stock at any time outstanding, or the whole or any part of any series thereof, may be redeemed by the Corporation at its election, expressed by resolution of the Board of Directors, upon notice to the holders of record of the Preferred Stock to be redeemed, given as hereinafter provided, at the time or times and price or prices specified for each particular series, and in all cases, only as permitted by the terms of the particular series together with all dividends (whether or not earned) accrued or in arrears (hereinafter in this Paragraph 1.04 called the "redemption price"). If less than all of the Preferred Stock then outstanding, or of any series thereof, is to be redeemed, the redemption may be made either by lot or pro rata, in such manner as may be prescribed by resolution of the Board of Director. A notice of such election shall be mailed by the Corporation, postage prepaid, not less than 10 nor more than 60 days prior to the date specified in such notice as the redemption date, addressed to the respective holders of record of the Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock transfer records of the Corporation. Notice having been so given, unless default shall be made by the Corporation in providing moneys for the payment of the redemption price pursuant to such notice, all dividends on Preferred Stock thereby called for redemption shall cease to accrue from and after the date of redemption specified in such notice. The notice may specify a date (which may be on or prior to the date of redemption so specified) on which the Corporation shall provide the moneys for the payment of the redemption price by depositing the amount thereof with a bank or trust company doing business in the Borough of Manhattan, the City of New York, and having a capital surplus of at least $10,000,000, and on the date so specified and upon such deposit, all rights of the holders of Preferred Stock called for redemption, as stockholders of the Corporation, except the right to receive the redemption price (but without interest), and the right, if any, to exercise all privileges of conversion specified for any particular series, shall cease. Any interest allowed on moneys

                                                                 Exhibit T3A-53.

so deposited which shall remain unclaimed by the holders of such Preferred Stock at the end of six years after the redemption date shall become the property of, and be paid by such bank or trust company to, the Corporation.

                  1.05. So long as any shares of any series of Preferred Stock shall be outstanding and unless the consent or approval of a greater number of shares shall then be required by law, without first obtaining the consent or approval of the holders of at least two-thirds of the number of shares of each series at the time outstanding, given in person or by proxy at a meeting at which the holders of Preferred Stock shall be entitled to vote separately as a class, the Corporation shall not: (1) authorize shares of any class of Senior Securities (as hereinafter defined); (2) reclassify any shares of stock of the Corporation into shares of Senior Securities; (3) authorize any security exchangeable for, convertible into, or evidencing the right to purchase any shares of Senior Securities; (4) amend, alter or repeal the Third Restated Certificate of Incorporation of the Corporation to alter or change the preferences, rights or powers of the Preferred Stock of any series so as to affect such stock adversely or (5) effect the voluntary liquidation, dissolution or winding up of the Corporation, or the sale, lease, exchange of all or substantially all of the assets, property or business of the Corporation, or the merger or consolidation of the Corporation with or into any other corporation (except a wholly-owned subsidiary of the Corporation), provided, however, that no vote of the holders of the Preferred Stock either as a class or series or with the holders of shares of Common Stock shall be required in the case of a merger or consolidation or a sale, exchange or conveyance of all or substantially all of the assets, property or business of the Corporation (such transactions being hereinafter in this provision referred to as a "reorganization") if (a) the resulting, surviving or acquiring corporation will have after such reorganization no stock either authorized or outstanding (except such stock of the Corporation as may have been authorized or outstanding immediately preceding such reorganization, or such stock of the resulting, surviving or acquiring corporation as may be issued in exchange therefor) ranking prior to the Preferred Stock or the stock of the resulting, surviving or acquiring corporation issued in exchange therefor, and (b) each holder of shares of Preferred Stock immediately preceding such reorganization will receive in exchange therefor the same number of shares of stock, with substantially the same preferences, rights and powers, of the resulting, surviving or acquiring corporation.

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                                                                 Exhibit T3A-53.

PART II           Special Provisions Applicable to
                  Initial Series of Preferred Stock.

                  The powers, privileges, rights, qualifications, limitations and restrictions of the initial series of Preferred Stock of the Corporation, in addition to those set forth in Part I of this Section, shall be as follows:

                  2.01. The designation of the initial series of Preferred Stock shall be "Series A Preferred Stock, par value $1.00 per share" (the "Series A Preferred Stock"). The maximum number of outstanding shares of Series A Preferred Stock shall be 40,000 shares.

                  2.02. The Series A Preferred Stock shall, with respect to right, on liquidation, winding up and dissolution, rank prior to all classes of the Corporation's Common Stock, and equal to all other series of Preferred Stock except for such Preferred Stock the terms of which expressly provide that such Preferred Stock will rank senior to or junior to the Series A Preferred Stock. The Series A Preferred Stock shall, with respect to dividend rights, rank prior to the Common Stock and equal to all other series of Preferred Stock except for such Preferred Stock the terms of which expressly provide that such Preferred Stock will rank senior to or junior to the Series A Preferred Stock. All equity securities to which the Series A Preferred Stock ranks prior, including the Common Stock, are collectively referred to as the "Junior Securities," all series of Preferred Stock with which the Series A Preferred Stock ranks on a parity are collectively referred to herein as the "Parity Securities," and all series of Preferred Stock to which the Series A Preferred Stock ranks junior, whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise, are collectively referred to herein as the "Senior Securities."

                  2.03. The holders of the shares of Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available for such purpose, quarterly cash dividends payable on the last business day of March, June, September and December in each year, commencing on the last business day of March 1990, at a rate of $17.50 per share. Dividends shall be cumulative and shall accrue, whether or not declared, from and after January 1, 1990. No Distribution shall be made on Common Stock or any other Junior Securities while any dividends on the Series A Preferred Stock are in arrears. For the purposes of this paragraph, the

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                                                                 Exhibit T3A-53.

term "Distribution" shall mean (i) the declaration or payment of any dividend on or in respect of any shares of any class of capital stock of the Corporation,
(ii) the purchase or other retirement of any shares of any class of capital stock of the Corporation directly, or indirectly through a subsidiary or otherwise, of any shares of any class of capital stock of the Corporation.

                  2.04. The shares of Series A Preferred Stock shall be preferred over the shares of Junior Securities as to assets so that in the event of any liquidation, voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation, or the proceeds thereof, available for distribution to its stockholders after payment in full of the liquidation preference amount of any Senior Securities, before any payment or distribution is made to holders of shares of Junior Securities, an amount equal to $1,000 per share. If the assets of the Corporation are not sufficient to pay in full the liquidation preference amounts payable to holders of outstanding shares of Series A Preferred Stock and Parity Securities, then the holders of all such shares shall share ratably in such distribution of assets in accordance with the amounts which would be payable on such distribution if the liquidation preference amounts to which the holders of outstanding shares of Series A Preferred Stock and the holders of outstanding shares of such Parity Securities are entitled were paid in full. After payment in full of the liquidation preferences of the Series A Preferred Stock and any Parity Securities, the holders of the Common Stock shall be entitled, to the exclusion of the holders of the Series A Preferred Stock and any Parity Securities, to share ratably in all the assets of the Corporation then remaining.

                  2.05. The Series A Preferred Stock shall be redeemable as hereinafter set forth upon payment in cash in respect of each share redeemed of the sum of $1,000 plus an amount equal to all dividends accrued thereon to the date of redemption and theretofore unpaid (the "Series A Preferred Redemption Price").

                           (a) The Corporation shall, on the fifth anniversary
of the date of issue of the Series A Preferred Stock (the "Series A Mandatory Redemption Date"), redeem out of funds legally available therefor at the Series A Preferred Redemption Price, payable in cash, all such shares of Series A Preferred Stock as may then be outstanding. No Distribution shall be made on Common Stock or any other Junior Securities on or after the

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                                                                 Exhibit T3A-53.

Series A Mandatory Redemption Date if and so long as the Series A Preferred Stock has not been redeemed.

                           (b) To the extent permitted by law, the Corporation
may at its option by resolution of its Board of Directors redeem shares of the Series A Preferred Stock in whole at any time or in part, from time to time, at the Series A Preferred Redemption Price payable in cash, provided, however, that in no event shall shares of the Series A Preferred Stock be redeemed prior to the first anniversary of the date of issuance thereof.

                           (c) Any shares of the Series A Preferred Stock
redeemed pursuant to this paragraph or otherwise acquired by the Corporation in any manner whatsoever shall be permanently retired and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized Series A Preferred Stock accordingly.

                  2.06 (a) The holders of shares of Series A Preferred Stock shall have the voting rights specified in this Third Restated Certificate of Incorporation and any other rights provided by law.

                           (b) The creation, authorization or issuance of any
shares of any Junior Securities, Parity Securities or Senior Securities (collectively, the "Additional Securities") shall not be deemed to affect materially and adversely the rights, preferences, privileges, and voting rights of shares of Series A Preferred Stock and may be effected without the consent of holders thereof, provided that the terms of such Additional Securities are not inconsistent and do not in any way conflict with the terms of the Series A Preferred Stock, or with the creation, authorization or issuance of any obligation or security convertible into or evidencing the right to purchase any Additional Securities.

                  2.07. The holders of Series A Preferred Stock shall have no pre-emptive rights, whether upon the issuance of additional shares of Series A Preferred Stock, of any other class or series of Preferred Stock (whether constituting Junior Securities, Parity Securities or Senior Securities) or of Common Stock.

PART III. Provisions Applicable to Common Stock.

                                                                 Exhibit T3A-53.

                  3.01. After the requirements in respect of dividends upon the Preferred Stock, as hereinbefore set forth, shall have been met, the holders of the Common Stock shall be entitled to receive out of any remaining net profits or net assets of the Corporation available for dividends, such dividends as may from time to time be declared by the Board of Directors, and the holders of the Common Stock shall be entitled to share ratably in any dividends so declared to the exclusion of the holders of the Preferred Stock.

                  3.02. In the event of any liquidation or dissolution or winding up of the Corporation (whether voluntary or involuntary), after payment in full of the amounts hereinbefore stated to be payable in respect of the Preferred Stock, the holders of the Common Stock shall be entitled, to the exclusion of the holders of the Preferred Stock, to share ratably per share of Common Stock in all the assets of the Corporation then remaining.

                  3.03. Except as otherwise provided in this Third Restated Certificate of Incorporation or as otherwise made mandatory by law, each holder of Common Stock shall be entitled to one vote for each full share of such stock then outstanding and of record in his name on the books of the Corporation and the holders of the Common Stock shall vote together with the holders of any series of Preferred Stock who are entitled to vote in such manner and the holders of any other class of stock of the Corporation who are entitled to vote in such manner, and not as a separate class.

                  SECTION 5. (a) At all meetings of the stockholders of the Corporation, each holder of record of Common Stock shall be entitled to one vote for each share of such class of stock standing in his name on the books of the Corporation, subject to the right of the Board of Directors to determine a record date for the purpose of determining the stockholders entitled to vote at any particular meeting. Cumulative voting shall not be permitted at any election of directors.

                           (b) The affairs of this Corporation shall be
conducted by a Board of Directors. Except as otherwise provided by this Section 5, the number of directors of the Corporation, not less than 8 nor more than 16, shall be fixed from time to time by the vote of a majority of the entire Board; provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office. Commencing with the effective date of this Third Restated

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                                                                 Exhibit T3A-53.

Certificate of Incorporation, the directors of the Corporation shall be divided into three classes: Class I, Class II and Class III, each such class, as nearly as possible, to have the same number of directors. The term of office of the initial Class I directors shall expire at the annual election of directors by the stockholders of the Corporation in 1990, the term of the office of the initial Class II directors shall expire at the annual election of directors by the stockholders of the Corporation in 1991, and the term of the office of the initial Class III directors shall expire at the annual election of directors by the stockholders of the Corporation in 1992, or in each case thereafter when their respective successors are elected by the stockholders and qualify. At each annual election of directors by the stockholders of the Corporation held after the effective date of this Third Restated Certificate of Incorporation, the directors chosen to succeed those whose terms are then expired shall be identified as being of the same class as the directors they succeed and shall be elected by the stockholders of the Corporation for a term expiring at the third succeeding annual election of directors, or thereafter when their respective successors in each case are elected by the stockholders and qualify.

                  In the event that the holders of any class of stock of the Corporation, other than the holders of Common Stock, are entitled to elect directors as provided in Section 4, then the provisions of Section 4 with respect to their rights shall apply. The number of directors that may be elected by the holders of any class of stock, other than the holders of Common Stock, shall be in addition to the number specified by this Section 5 and any such additional directors shall be elected for terms expiring at the next annual meeting of stockholders and without regard to the classification of the remaining members of the Board of Directors.

                  If at any meeting for the election of directors, more than one class of stock, voting separately as classes, shall be entitled to elect one or more directors and there shall be a quorum of only one such class of stock, that class of stock shall be entitled to elect its quota of directors notwithstanding the absence of a quorum of the other class or classes of stock.

                           (c) In case of an increase in the number of director,
subject to the provisions of Section 4, the additional directors may be elected by the Board of Directors and such directorships thereby created shall be apportioned among the

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                                                                 Exhibit T3A-53.

classes of directors so as to maintain such classes as nearly equal in number as possible. In case of vacancies in the Board of Directors, subject to the provisions of Section 4, a majority of the remaining directors may elect directors to fill such vacancy.

                  SECTION 6. The Corporation may, from time to time, upon the vote of a majority of all the directors of the Corporation and of the holders of a majority in number of shares ,then issued and outstanding and entitled to vote, increase or reduce the amount of the authorized number of shares of any class or classes of stock, or may create or authorize one or more other classes of stock, any or all of which classes may be stock with par value or stock without par value and with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be determined by or in accordance with said vote, which may be the same or different from the voting powers, designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, of the classes of stock of the Corporation then authorized.

                  SECTION 7. The Corporation shall be entitled to treat the person in whose name any share, right or option is registered as the owner thereof, for all purposes, and shall not be bound to recognize any equitable or other claim to or interest in such share, right or option on the part of any other person, whether or not the Corporation shall have notice thereof, save as may be expressly provided by the laws of the State of Delaware.

                  SECTION 8. The Corporation shall not consolidate with, or merge into or with, or sell, lease, exchange, transfer or otherwise dispose of all or substantially all of its assets to or with, any other corporation except upon the affirmative vote of the holders of two-thirds of the total of shares of Common Stock of the Corporation then outstanding and entitled to vote thereon.

                  SECTION 9. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as presently in effect or as the same may hereafter be amended. No amendment, modification or repeal of this Section 9

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                                                                 Exhibit T3A-53.

shall adversely affect any right or protection that exists at the time of such amendment, modification or repeal.

                  SECTION 10. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

                  (a) To make, amend, alter, change, add to or repeal by-laws for the Corporation, without any action on the part of the stockholders except to the extent that such action by stockholders may be required in a by-law. The by-laws made by the directors may be amended, altered, changed, added to or repealed by the stockholders.

                  (b) From time to time to determine whether and to what extent, at what time and place, and under what conditions and 1regulatione the accounts and books of the Corporation, or any of them, shall be open to the inspection of any stockholder; and no stockholder shall have any right to inspect any account or book or document of the Corporation except as conferred by statute or by-laws or as authorized by a resolution of the stockholders or Board of Directors.

                  SECTION 11. No action shall be taken by stockholders of the Corporation except at an annual or special meeting of stockholders of the Corporation; provided however, that stockholders may take action by written consent If all, of the outstanding voting securities of the Corporation are owned by a single stockholder.

                  SECTION 12. Notwithstanding any other provisions of this Third Restated Certificate of Incorporation or the By-laws of the Corporation (and notwithstanding that a lesser percentage may be specified by law, this Certificate of Incorporation or the By-laws of the Corporation), the provisions of Sections 5, 8, 11 or 12 may not be repealed or amended in any respect, nor may any provision be adopted inconsistent with Sections 5, 8, 11 or 12 unless such action is approved by the affirmative vote of the holders of two-thirds of the total of shares of stock of the Corporation then outstanding and entitled to vote thereon.

                  This Third Restated Certificate of Incorporation has been duly adopted pursuant to Section 245 of the General Corporation Law of the State of Delaware.

                                                                 Exhibit T3A-53.

                  IN WITNESS WHEREOF, Ogden Projects, Inc. has caused this Third Restated Certificate of Incorporation to be executed in its corporate name this 22nd day of June, 1989.

                                             OGDEN PROJECTS, INC.

                                             By: /s/ Gloria A. Mills
                                                ---------------------
                                                Name: Gloria A. Mills
                                                First Executive Vice President
                                                and Managing Director

ATTEST:

By: /s/ J.L. Effinger
    -----------------
    Name: J.L. Effinger
    Assistant Secretary

                                                                 Exhibit T3A-53.

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                     MERGING
                         OGDEN BIO-MASS OF DELANO, INC.
                                       AND
                         OGDEN PROJECTS OF DELANO, INC.
                                      INTO
                              OGDEN PROJECTS, INC.

         OGDEN PROJECTS, INC., a corporation organized and existing under the laws of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That this corporation was incorporated on the 4th day of May, 1984, pursuant to the General Corporation Law of the State of Delaware.

         SECOND: That this corporation owns all of the outstanding shares (of each class) of the stock of Ogden Bio-Mass of Delano, Inc., a corporation incorporated on the 7th day of March, 1985, pursuant to the General Corporation Law of the State of Delaware.

         That this corporation owns all of the outstanding shares (of each class) of the stock of Ogden Projects of Delano, Inc., a corporation incorporated on the 7th day of March, 1985, pursuant to the General Corporation Law of the State of Delaware.

         THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of the Board on the 29th day of November, 1989, determined to and did merge into

                                                                 Exhibit T3A-53.

itself said Ogden Bio-Mass of Delano, Inc. and Ogden Projects of Delano, Inc.:

                  "RESOLVED, that Ogden Projects, Inc. merge, and it hereby does merge into itself said Ogden Bio-Mass of Delano, Inc. and Ogden Projects of Delano, Inc.; and

                  FURTHER RESOLVED, that the merger shall be effective upon the date of filing with the Secretary of State of Delaware; and

                  FURTHER RESOLVED, that the proper officers of this corporation be and they hereby are directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Ogden Bio-Mass of Delano, Inc. and Ogden Projects of Delano, Inc. and assume their liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and a certified copy recorded in the office of the Recorder of Deeds of New Castle County and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger."

         FOURTH: Anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of Ogden Projects, Inc. at any time prior to the date of filing the merger with the Secretary of State.

         IN WITNESS WHEREOF, said Ogden Projects, Inc. has caused this certificate to be signed by Scott G. Mackin, its First Executive Vice President, and attested by J. L. Effinger, its Assistant Secretary, this 1st day of December, 1989.

                                             OGDEN PROJECTS, INC.

                                                                 Exhibit T3A-53.

                                             By: /s/ Scott G. Macklin
                                                 --------------------
                                                 Scott G. Mackin
                                                 First Executive Vice President

ATTEST:

By: /s/ J.L. Effinger
    -----------------
    J.L. Effinger
    Assistant Secretary

                                                                 Exhibit T3A-53.

                       CERTIFICATE OF RETIREMENT OF STOCK
                            AND REDUCTION OF CAPITAL

                                       OF

                              OGDEN PROJECTS, INC.

                  Ogden Projects, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware,

                  DOES HEREBY CERTIFY:

                  FIRST: That the Board of Directors of the Corporation by the unanimous written consent of its members, duly adopted and filed with the minutes of the Board a resolution which identified shares of Series A Preferred Stock, par value $1.00 per share, of the Corporation to be redeemed by the Corporation and which, upon the redemption thereof, had the status of retired shares, and applied to such redemption all of the capital represented by such shares.

                  SECOND: That the shares of capital stock of the Corporation which are retired are identified as being Twenty-Five Thousand Eight Hundred Seventy-Eight (25,878) shares of the Series A Preferred Stock of the Corporation.

                  THIRD: That the Corporation's Third Restated Certificate of Incorporation prohibits the reissuance of the shares of Series A Preferred Stock when so retired; and

                                                                 Exhibit T3A-53.

                  FOURTH: That pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon the date of the filing of this Certificate (the "Effective Date"), the Corporation's Third Restated Certificate of Incorporation shall be amended to effect a reduction in the authorized number of shares of the Series A Preferred Stock to the extent of Twenty-Five Thousand Eight Hundred Seventy-Eight (25,878) shares, being the total number of shares retired, with a par value of One Dollar ($1.00) per share and an aggregate par value of Twenty-Five Thousand Eight Hundred Seventy -- Eight Dollars ($25,878), so that, as of the Effective Date the authorized number of shares of Series A Preferred Stock shall be 14,122 shares.

                  IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by David L. Sokol, its President, and attested by Scott
G. Mackin, its Secretary, this 1st day of March, 1990.

                                             OGDEN PROJECTS, INC.

                                             By: /s/ David L. Sokol
                                                 -------------------
                                                 President

ATTEST:

By: /s/ Scott G. Macklin
    --------------------
    Secretary

                                                                 Exhibit T3A-53.

STATE OF NEW JERSEY        :
                           : ss.
COUNTY OF ESSEX            :

                  BE IT REMEMBERED, that on this 1st day of March, 1990, in the County and State aforesaid, before me, the subscriber, a Notary Public authorized to take acknowledgments and proofs in said County and State, personally appeared David L. Sokol, who, I am satisfied is the President of Ogden Projects, Inc., a corporation, executed the within instrument and acknowledged that he signed the name of the corporation by himself as such officer, and acknowledged the foregoing instrument to be the act and deed of such corporation and that the facts stated therein are true.

                  WITNESS my hand and seal the day and year aforesaid.

                                             /s/ Susan A. Twomey
                                             -----------------------------------
                                                       Notary Public

                                             My Commission Expires:
                                                 SUSAN A. TWOMEY
                                             NOTARY PUBLIC OF NEW JERSEY
                                             MY COMMISSION EXPIRES JULY 21,
                                             1990

                                                                 Exhibit T3A-53.

                       CERTIFICATE OF RETIREMENT OF STOCK
                            AND REDUCTION OF CAPITAL

                                       OF

                              OGDEN PROJECTS, INC.

                  Ogden Projects, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware,

                  DOES HEREBY CERTIFY:

                  FIRST: That the Board of Directors of the Corporation by the unanimous written consent of its members, duly adopted and filed with the minutes of the Board a resolution which identified shares of Series A Preferred Stock, par value $1.00 per share, of the Corporation to be redeemed by the Corporation and which, upon the redemption thereof, had the status of retired shares, and applied to such redemption all of the capital represented by such shares.

                  SECOND: That the shares of capital stock of the Corporation which are retired are identified as being Fourteen Thousand One Hundred Twenty-Two (14,122) shares of the Series A Preferred Stock of the Corporation, which shares constituted all outstanding shares of Series A Preferred Stock.

                  THIRD: That the Corporation's Third Restated Certificate of Incorporation prohibits the reissuance of the shares of Series A Preferred Stock when so retired.

                                                                 Exhibit T3A-53.

                  FOURTH: That pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon the date of the filing of this Certificate (the "Effective Date"), the Corporation's Third Restated Certificate of Incorporation shall be amended to effect a reduction in the authorized number of shares of the Sense A Preferred Stock to the extant of Fourteen Thousand One Hundred Twenty-Two (14,122) shares with a par value of One Dollar ($1.00) per share and an aggregate par value of Fourteen Thousand One Hundred Twenty-Two Dollars ($14,122). so that, as of the Effective Date, there shall be no authorized shares of Series A Preferred Stock.

                  IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by David L. Sokol, its President, and attested by Scott
0. Mackin, it. Secretary, this 26th day of April, 1990.

                                             OGDEN PROJECTS, INC.

                                             By: /s/ David L. Sokol
                                                 ------------------
                                                 President

ATTEST:

By: /s/ Scott G. Macklin
    --------------------
    Secretary

                                                                 Exhibit T3A-53.

STATE OF NEW JERSEY        :
                           : ss.

COUNTY OF ESSEX            :

                  BE IT REMEMBERED, that on this 26th day of April, 1990, in the County and State aforesaid before me, the subscriber, a Notary Public authorized to take acknowledgments and proofs in said County and State, personally appeared David L. Sokol, who, I am satisfied is the President of Ogden Projects. inc., a corporation, executed the within instrument and acknowledged that he signed the name of the corporation by himself as such officer, and acknowledged the foregoing instrument to be the act and deed of such corporation and that the facts stated therein are true.

                  WITNESS my hand and seal. the day and year aforesaid.

                                             /s/ Susan A. Twomey
                                             -----------------------------------
                                                        Notary Public

                                             My Commission Expires:
                                                  SUSAN A. TWOMEY
                                             NOTARY PUBLIC OF NEW JERSEY
                                             MY COMMISSION EXPIRES JULY 21,
                                             1990

                                                                 Exhibit T3A-53.

                            CERTIFICATE OF AMENDMENT
                                       OF
                   THIRD RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                              OGDEN PROJECTS, INC.

                        Under Section 242 of the General
                    Corporation Law of the State of Delaware

         The undersigned, a corporation organized and existing under the General Corporation Law of Delaware (the "Corporation"), pursuant to the provisions of
Section 242 of the Delaware General Corporation Law, hereby certifies that:

         FIRST: The name of the Corporation is OGDEN PROJECTS, INC. The name under which the Corporation was formed is Ogden Projects, Inc.

         SECOND: The Third Restated Certificate of Incorporation of this Corporation is hereby amended as follows:

         1. to provide appraisal rights, pursuant to Section 262 of the Delaware General Corporation Law, to holders of common stock, par value $.50 per share of the Corporation. Part III of Section 4 of the Third Restated Certificate of Incorporation shall be revised to add the following Paragraph 3.04, to read in its entirety as follows:

         "3.04: In any merger of the corporation prior to June 30, 1995 with Ogden corporation or any direct or indirect wholly-owned subsidiary of Ogden Corporation, each holder of shares of Common Stock of the Corporation shall be entitled, upon compliance with the terms and conditions of Section 262 of the General Corporation Law of the State of Delaware as then in effect, to appraisal rights as provided in such
         Section 262, notwithstanding any statutory limitation on the availability of such rights that would be applicable in the absence of this Section. For purposes of paragraph (d) (1) of said Section 262, any notice to stockholders that otherwise complies with such paragraph, and any written demand furnished by a stockholder pursuant to such paragraph, shall be effective even if delivered prior to the effectiveness of this Paragraph of the Corporation's Certificate of Incorporation; provided that any such notice given to stockholders specifies that the proposed merger referred to therein will not become

                                                                 Exhibit T3A-53.

         effective unless this Paragraph shall theretofore have become effective."

         THIRD: This Amendment to the Third Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

                                                                 Exhibit T3A-53.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this instrument to be signed in its name by its Chairman of the Board and Chief Executive Officer and attested to by its Assistant Secretary this 29th day of December, 1994.

ATTEST:                                      OGDEN PROJECTS, INC.

By: /s/ Jerry L. Effinger                    By: /s/ R. Richard Ablon
    --------------------------                   -----------------------
    Name: Jerry L. Effinger                      Name: R. Richard Ablon
    Title: Assistant Secretary                   Title: Chairman of the
Board

                                                 and Chief Executive
                                                 Officer

(CORPORATE SEAL)

                                                                 Exhibit T3A-53.

                              CERTIFICATE OF MERGER

                                       OF

                              OPI ACQUISITION CORP.
                             a Delaware corporation

                                      INTO

                              OGDEN PROJECTS, INC.
                             A Delaware corporation

                         Pursuant to Section 251 of the
                        Delaware General Corporation Law

                  The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

                  FIRST: That the name and state of incorporation of each of the constituent corporations in the merger is as follows:

                                             State of
                  Name                       Incorporation

                  OPI Acquisition Corp.      Delaware

                  Ogden Projects, Inc.       Delaware

                  SECOND: That an agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

                  THIRD: That Ogden Projects, Inc. a Delaware corporation, shall be the surviving corporation.

                  FOURTH: That the Restated Certificate of Incorporation of Ogden Projects, Inc. will be amended and restated in its entirety as set forth in Exhibit A attached hereto.

                  FIFTH: That the executed agreement of merger is on

                                                                 Exhibit T3A-53.

file at the principal place of business of the surviving corporation, the address of which is 40 Lane Road, Fairfield, New Jersey 07007.

                  SIXTH: That a copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

                                                                 Exhibit T3A-53.

                  IN WITNESS WHEREOF, the undersigned corporation has caused its corporate seal to be affixed hereto and this instrument to be signed in its name and attested to by its officers thereunto duly authorized this 29th day of December, 1994.

ATTEST:                                      OGDEN PROJECTS, INC.

By: /s/ Jerry L. Effinger                    By: /s/ R. Richard Ablon
    -------------------------                    ----------------------
    Name: Jerry L. Effinger                      Name: R. Richard Ablon
    Title: Assistant Secretary                   Title: Chairman of the
Board

                                                 and Chief Executive
                                                 Officer

(CORPORATE SEAL)

                                                                 Exhibit T3A-53.

                                    Exhibit A

                  FOURTH RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                              OGDEN PROJECTS, INC.

                  The undersigned corporation, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

                  FIRST: The name of the corporation is Ogden Projects, Inc. (hereinafter referred to as the "Corporation").

                  SECOND: The registered office of the Corporation is to be located at 1209 Orange Street, in the city of Wilmington, in the County of New Castle, in the State of Delaware. The name of its registered agent at that address is The Corporation Trust Company.

                  THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

                  FOURTH: The total number of shares of stock which the Corporation is authorized to issue is one thousand (1,000) shares of common stock and the par value of each of such shares is $0.50.

                                                                 Exhibit T3A-53.

                  FIFTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation arid of its directors and stockholders:

                  (1) The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors of the Corporation shall be such as from time to time shall be fixed by, or in the manner provided in, the by-laws. Election of directors need not be by ballot unless the by-laws so provide.

                  (2) The Board of Directors shall have powers without the assent or vote of the stockholders to make, alter, amend, change, add to or repeal the by-laws of the Corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the Corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends.

                  (3) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the

                                                                 Exhibit T3A-53.

statutes of Delaware, of this certificate, and to any by-laws from time to time made by the stockholders; provided, however, that no by-laws so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

                  SIXTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as presently in effect or as the same may hereafter be amended. No amendment, modification or repeal of this Section 7 shall adversely affect any right or protection that exists at the time of such amendment, modification or repeal.

                  SEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

                                                                 Exhibit T3A-53.

          CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE AND OF
                                REGISTERED AGENT

It is hereby certified that:

I.       The name of the corporation (hereinafter called the "corporation") is

                              OGDEN PROJECTS, INC.

2. The registered office of the corporation within the State of Delaware is hereby changed to 1013 Centre Road, City of Wilmington 19805, County of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to The Prentice-Hall Corporation System, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on 1/15, 1996

                                                     /s/ {illegible}
                                                     ---------------------------
                                                         Authorized Officer

                                                                 Exhibit T3A-53.

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                       OF
                           OGDEN LAND MANAGEMENT, INC.
                            (a Delaware corporation)
                                      INTO
                              OGDEN PROTJECTS, INC.
                            (a Delaware corporation)

It is hereby certified that:

         1. Ogden Projects, Inc. [hereinafter sometimes referred to as the "Corporation"] is a business corporation of the State of Delaware.

         2. The Corporation is the owner of all of the outstanding shares [of each class] of the stock of Ogden Land Management, Inc., which is also a business corporation of the State of Delaware.

         3. On June 28, 1996, the Board of Directors of the Corporation adopted the following resolutions to merge Ogden Land Management, Inc. into the
Corporation:

                  RESOLVED that Ogden Land Management, Inc. be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Ogden Land Management, Inc. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Ogden Land Management, Inc. in its name.

                  RESOLVED that this Corporation shall assume all of the obligations of Ogden Land Management, Inc.

                  RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction.

Executed on 8/8, 1996

                                                                 Exhibit T3A-53.

                                             By: /s/ Jeffrey R. Horowitz
                                                --------------------------------
                                                Its Senior Vice President
                                                Jeffrey R. Horowitz

                                                                 Exhibit T3A-53.

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                       OF
                           OGDEN POWER SYSTEMS 7, INC.
                            (a Delaware corporation)
                                      INTO
                              OGDEN PROJECTS, INC.
                            (a Delaware corporation)

It is hereby certified that:

         1. Ogden Projects., Inc. [hereinafter sometimes referred to as the "Corporation"] is a business corporation of the State of Delaware.

         2. The Corporation is the owner of all of the outstanding shares [of each class] of the stock of Ogden Power Systems 7, Inc., which is also a business corporation of the State of Delaware.

         3. On June 28, 1996, the Board of Directors of the Corporation adopted the following resolutions to merge Ogden Power Systems 7, Inc. into the
Corporation:

                  RESOLVED that Ogden Power Systems 7, Inc. be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Ogden Power Systems 7, Inc. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Ogden Power Systems 7, Inc. in its name.

                  RESOLVED that this Corporation shall assume all of the obligations of Ogden Power Systems 7, Inc.

                  RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction.

Executed on 8/8, 1996

                                                                 Exhibit T3A-53.

                                                By: /s/ Jeffrey R. Horowitz
                                                    ----------------------------
                                                   Its Senior Vice President
                                                   Jeffrey R. Horowitz

                                                                 Exhibit T3A-53.

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                       OF
                          OGDEN RECYCLING SYSTEMS, INC.
                            (a Delaware corporation)
                                      INTO
                              OGDEN PROJECTS, INC.
                            (a Delaware corporation)

It is hereby certified that:

         1. Ogden Projects, Inc. [hereinafter sometimes referred to as the "Corporation"] is a business corporation of the State of Delaware.

         2. The Corporation is the owner of all of the outstanding shares [of each class] of the stock of Ogden Recycling Systems, Inc., which is also a business corporation of the State of Delaware.

         3. On June 28, 1996, the Board of Directors of the Corporation adopted the following resolutions to merge Ogden Recycling Systems, Inc. into the Corporation:

                  RESOLVED that Ogden Recycling Systems, Inc. be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Ogden Recycling Systems, Inc. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Ogden Recycling Systems, Inc. in its name.

                  RESOLVED that this Corporation shall assume all of the obligations of Ogden Recycling Systems, Inc.

                  RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction.

                                                                 Exhibit T3A-53.

Executed on 8/8, 1996

                                              OGDEN PROJECTS, INC.

                                              By: /s/ Jeffrey R. Horowitz
                                                  ------------------------------
                                                  Its Senior Vice President
                                                  Jeffrey R. Horowitz

                                                                 Exhibit T3A-53.

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                       OF
                          OGDEN PROJECTS OF CAMPO, INC.
                           (a California corporation)

                        OGDEN PROJECTS OF LAWRENCE, INC.
                          (a Massachusetts corporation)

                                      INTO

                              OGDEN PROJECTS, INC.
                            (a Delaware corporation)

It is hereby certified that:

         1. Ogden Projects, Inc., hereinafter sometimes referred to as the "Corporation" is a business corporation of the State of Delaware.

         2. The Corporation is the owner of all the outstanding shares of common stock of Ogden Projects of Campo, Inc., which is a business corporation of the State of California.

         The Corporation is the owner of all the outstanding shares of common stock of Ogden Projects of Lawrence, Inc., which is a business corporation of the State of Massachusetts.

         3. The laws of the jurisdiction and organization of Ogden Projects of Campo, Inc., and Ogden Projects of Lawrence, Inc. permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

         4. The Corporation hereby merges Ogden Projects of Campo, Inc. and Ogden Projects of Lawrence. Inc. into the Corporation.

         5. The following is a copy of the resolutions adopted on October 8, 1996 by the Board of Directors of the Corporation to merge the said Ogden Projects of Campo, Inc. and Ogden Projects of Lawrence, Inc. into the
Corporation:

                  RESOLVED that Ogden Projects of Campo, Inc. and Ogden Projects of Lawrence, Inc. be merged into this Corporation, and that all of the estate, property, rights, privileges, powers, and franchises of Ogden Projects of Campo, Inc. and Ogden Projects of Lawrence, Inc. be vested in and held and enjoyed by

                                                                 Exhibit T3A-53.

                  this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Ogden Projects of Campo, Inc. and Ogden Projects of Lawrence, Inc. in its name.

                  RESOLVED that this Corporation assume all of the obligations of Ogden Projects of Campo, Inc. and Ogden Projects of Lawrence, Inc.

                  RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware, California, Massachusetts and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the jurisdiction of organization of Ogden Projects of Campo, Inc. and Ogden Projects of Lawrence, Inc. and of this Corporation and in any other appropriate jurisdiction.

Executed on September 26, 1996.

                                                 OGDEN PROJECTS, INC.

                                                 By: /s/ Jeffrey R. Horowitz
                                                     ---------------------------
                                                     Jeffrey R. Horowitz
                                                     Senior Vice President

                                                                 Exhibit T3A-53.

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                       OF
                          OGDEN PROJECTS HOLDINGS, INC.
                            (a Delaware corporation)

                                      INTO

                              OGDEN PROJECTS, INC.
                            (a Delaware corporation)

It is hereby certified that:

         1. Ogden Projects, Inc., hereinafter sometimes referred to as the "Corporation", is a business corporation of the state of Delaware.

         2. The Corporation is the owner of all of the outstanding shares of each class of the stock of Ogden Projects Holdings, Inc., which is also a business corporation of the State of Delaware.

         3. On February 11, 1999, the Board of Directors of the Corporation adopted the following resolutions to merge Ogden Projects Holdings, Inc. into the Corporation:

                  RESOLVED that Ogden Projects Holdings, Inc. be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Ogden Projects Holdings, Inc. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Ogden Projects Holdings, Inc. In its name.

                  RESOLVED that this Corporation shall assume all of the obligations of Ogden Projects Holdings, Inc.

                  RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of lay other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware and within any

                                                                 Exhibit T3A-53.

                  other appropriate jurisdiction.

                  RESOLVED that the effective time of the Certificate of Ownership and Merger setting forth a copy of these resolutions, and the time when the merger therein provided for, shall become effective on its filing date.

Executed on February 28, 1999

                                              OGDEN PROJECTS, INC.

                                              By: /s/ Jeffrey R. Horowitz
                                                  ------------------------------
                                                  Jeffrey R. Horowitz, Secretary

                                                                 Exhibit T3A-53.

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       OF

                              OGDEN PROJECTS, INC.

It is hereby certified that:

         1. The name of the corporation (hereinafter the "corporation") is OGDEN PROJECTS, INC.

         2. The certificate of incorporation of the corporation is hereby amended by striking out Article One thereof and by substituting in lieu of said Article the following new Article:

                  Article One: The name of the corporation (hereinafter called the "corporation") is COVANTA PROJECTS, INC.

         3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provision of Section 242 and 228 of the General Corporation Law of the State of Delaware,

         IN WITNESS WHEREOF, I have duly executed this certificate of amendment this 14th day of March ____, 2001.

                                            /s/ Patricia Collins
                                            ------------------------------------
                                            Name:       Patricia Collins
                                            Title:       Asst. Secretary

                                                                 Exhibit T3A-53.

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                          Ogden Energy Engineering, Inc

                             (Delaware corporations)

                                      INTO

                             Covanta Projects, Inc.
                            (a Delaware corporation)

                  It is hereby certified that:

                  1. Covanta Projects, lnc. hereinafter sometimes referred to as the "Corporation" is a business corporation of the State of Delaware.

                  2. The Corporation is the owner of all of the outstanding shares of each class of the stock of Ogden Energy Engineering, Inc., which is also a business corporation of the State of Delaware.

                  3. On April 30, 2001, the Board of Directors of the Corporation adopted the following resolutions to merge Ogden Energy Engineering, Inc. into the Corporation:

                           RESOLVED that Ogden Energy Engineering, Inc be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Ogden Energy Engineering, Inc. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Ogden Energy Engineering, Inc. in its name.

                           RESOLVED that this Corporation shall assume all of the obligations of Ogden Energy Engineering, Inc.

                           RESOLVED that this Corporation

                                                                 Exhibit T3A-53.

                           shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction.

                           RESOLVED that the effective time of the Certificate of Ownership and Merger setting forth a copy of these resolutions, and the time when the merger therein provided for, shall become effective shall be upon filing.

Executed on May 10, 2001

                                          OGDEN PROJECTS, INC.

                                          By: /s/ Jeffrey R. Horowitz
                                              ----------------------------------
                                              Jeffrey R. Horowitz, Secretary